EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Shaw Group Inc. (the Company) on Form 10-Q for the fiscal quarter ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, J.M. Bernhard, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2012	/s/ J.M. Bernhard, Jr.
Chief Executive Officer

In connection with the Quarterly Report of The Shaw Group Inc. (the Company) on Form 10-Q for the fiscal quarter ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian K. Ferraioli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2012	/s/ Brian K. Ferraioli
Chief Financial Officer